Exhibit 99.1

September 2015 CBRE Group, Inc. Global Market Leader in Integrated Commercial Real Estate Services

This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including qualitative and quantitative statements regarding our future growth momentum, operations, financial performance, business outlook and our ability to integrate the recently-acquired Global Workplace Solutions business, including our ability to achieve anticipated cost synergies. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our most recent quarterly reports on Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015, and our most recent annual report on Form 10-K, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements that you may hear today. We may make certain statements during the course of this presentation that include references to “non-GAAP financial measures,” as defined by SEC regulations. Where required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, as well as explanations for the measures, within the appendix attached hereto. Forward-Looking Statements the global market leader CBRE is the premier global provider of integrated services to commercial real estate investors and occupiers Assets Under Management (AUM). As of June 30, 2015 As of December 31, 2014, includes affiliates Property and Corporate Facilities under Management. As of September 1, 2015, includes affiliates GLOBAL LEADERSHIP WITH BROAD CAPABILITIES #1 Leasing #1 Property Sales #1 Outsourcing #1 Appraisal & Valuation $88 billion AUM Investment Management1 SCALE AND DIVERSITY 460+ offices in over 60 countries2 Serves 89% of the Fortune 100 $285 billion of sales and lease activity in 2014 5 billion square feet under management3

The Leading global brand CBRE is recognized as the foremost commercial real estate authority Fortune 500 company since 2008; ranked #321 in 2015 Ranked #1 brand for 14 consecutive years Top real estate services and investment company in “green” rankings Global Real Estate Advisor of the Year four years in a row Ranked among the Most Admired Companies for three consecutive years Ranked #3 among outsourcing companies (all industries) in 2014 and ranked #1 in real estate services firms for five consecutive years Named a World’s Most Ethical Company two years in a row S&P 500 company since 2006 S&P 500 Fortune 500 Fortune’s Most Admired Companies The Lipsey Company International Association of Outsourcing Professionals Euromoney Newsweek Ethisphere Ranked #2 in the Barron’s 500 Barron’s 500 Forbes Global 2000 Only commercial real estate services company in the Forbes Global 2000 Forbes Top real estate firm and ranked 71st out of 500 on 2015 “Americas Best Employers” list

CBRE Serves investors and occupiers CBRE’s integrated, best-in-class offering creates value for clients at every stage of the life cycle

Track record of long-term growth See slide 28 for footnotes Revenue 16% CAGR Normalized EBITDA1 18% CAGR From 2003 to TTM Q2 2015: YTD Q2 2015 vs YTD Q2 2014 performance: Adjusted EPS2 22% USD 27% Local Currency Revenue 11% USD 17% Local Currency

Consolidation Core leasing and capital markets remain highly fragmented Outsourcing Still in early stage of penetration with occupiers Drives largely recurring leasing revenues Capability With scale and focus, we continue to extend our globally integrated offering Positioned for long-term growth CBRE leads a sector with strong underlying growth dynamics

Capitalize on our unique leadership position to widen our competitive advantages in the marketplace Continue to: Drive market share gains in our core leasing and capital markets businesses Enhance depth and breadth of our Occupier Outsourcing business Enrich our operating platform (IT, Research, Marketing) to support long-term growth Acquire strong companies in our space that enhance our ability to serve our clients Key strategic priorities

Transactions generally fall into two categories: Strategic in-fill acquisitions sourced principally by lines of business Larger, transformational transactions driven by macro strategy On September 1, 2015, CBRE acquired the Global Workplace Solutions (GWS) business from Johnson Controls, Inc. $1.475 billion purchase price or $1.3 billion net of the present value of expected tax benefits1 Approximately 8x multiple2 of net purchase price to GWS 2014 calendar year adjusted EBITDA with run-rate synergies Expected cost synergies of $35 million At closing, CBRE adopted Global Workplace Solutions as the name for its global occupier outsourcing business (formerly Global Corporate Services or “GCS”) Since the beginning of 2013, completed 26 other acquisitions Mergers & acquisitions strategy See slide 28 for footnotes Nearly 100 acquisitions since 2005

2014 fee revenue Mix with gws acquisition Total Fee Revenue: $3,742 Combined Total Fee Revenue: $8,7434 5.4x GWS acquisition solidifies a more stable, resilient long-term growth-oriented revenue and earnings profile See slide 28 for footnotes Contractual Sources 3 $798 (21%) Contractual Sources 3 $4,337 (49%) Leasing $1,479 (40%) Leasing $2,369 (27%) Capital Markets 2 $1,403 (37%) Capital Markets 2 $1,903 (22%) Other 1 Other 1 2006 2014 $ in millions (%) – share of total fee revenue 76% of combined total fee revenue 5 61% of total fee revenue 5

2014 business line revenue with gws acquisition 2014 Pro-Forma Revenue ($ in millions) Contractual Revenue Sources Leasing Capital Markets Other Global Workplace Solutions 1 Asset Services 1 Investment Management Appraisal & Valuation Leasing Sales Comm. Mortgage Services Dev. Services Other Total CBRE as Reported 2014 $2,794 $920 $469 $461 $2,369 $1,527 $376 $50 $84 $9,050 GWS 2 3,407 3,407 Combined Total Revenue 6,201 920 469 461 2,369 1,527 376 50 84 12,457 Combined Total Fee Revenue 3 $2,950 $457 $469 $461 $2,369 $1,527 $376 $50 $84 $8,743 % of Combined Total Fee Revenue 34% 5% 5% 5% 27% 18% 4% 1% 1% 100% Note: Pro forma includes the effect of the GWS acquisition combined with CBRE for the year ended December 31, 2014. CBRE’s Global Workplace Solutions line of business was previously called Global Corporate Services or GCS See slide 28 for footnotes. 76% of total fee revenue

Revenue ($ in millions) Contractual Revenue Sources Leasing Capital Markets Other Global Workplace Solutions1 Asset Services1 Investment Management Valuation Leasing Sales Commercial Mortgage Services Development Services Other Total Gross Revenue YTD Q2 2015 $ 1,441 $ 507 $ 204 $ 236 $ 1,057 $ 722 $ 220 $ 23 $ 33 $ 4,443 Fee Revenue2 YTD Q2 2015 $ 502 $ 238 $ 204 $ 236 $ 1,057 $ 722 $ 220 $ 23 $ 33 $ 3,235 % of YTD Q2 2015 Total Fee Revenue 16% 7% 6% 7% 33% 22% 7% 1% 1% 100% Fee Revenue Growth Rate (Change YTD Q2 2015-over-YTD Q2 2014) USD 5% 9% -14% 18% 9% 20% 44% 8% -17% 11% Local Currency 13% 13% -7% 28% 14% 27% 44% 8% -12% 17% YTD Q2 2015 BUSINESS LINE REVENUE without gws acquisition 69% of total fee revenue Contractual revenue & leasing, which is largely recurring, is 69% of fee revenue Note: Global Workplace Solutions line of business was previously called Global Corporate Services or GCS See slide 28 for footnotes.

CBRE leads an industry with strong underlying growth dynamics Positioned to continue our track record of long-term growth Our business model has evolved significantly. Including the GWS acquisition: CBRE’s contractual fee revenue increased 5.4x from 2006 to 2014 Contractual fee revenue and Leasing, which is largely recurring, represented 76% of total combined fee revenue in 2014 Investment Grade credit rating on our debt with relatively low leverage and significant liquidity Management team is highly focused on continuing to extend our competitive advantage in the marketplace Key takeaways appendix

Historical revenue for Global Workplace Solutions line of business (formerly Global Corporate Services or GCS) excludes associated sales and leasing revenue, most of which is contractual. As of September 1, 2015; includes affiliates. Per International Association of Outsourcing Professionals (IAOP). New 63 Expansions 51 Renewals 27 Historical revenue (excludes gws acquisition)1 Full service offering (Includes gws acquisition) YTD Q2 2015 Total Contracts ($ in millions) Facilities Management – approximately 2.4 billion square feet globally2 Project Management Transaction and Portfolio Services Strategic Consulting Ranked #3 outsourcing company (all industries) in 2014 and ranked #1 Real Estate Outsourcing brand for five consecutive years3 Global Workplace Solutions (formerly gcs) Integrated Global Solutions for Occupiers Facilities Management Transaction Services Project Management Q2 2015 Representative clients YTD Q2 $1,261 $1,419 $1,614 $2,794 $1,327 $1,441 2011 2012 2013 2014 2015

Historical revenue1 overview Key strategic accounts ($ in millions) Asset Services revenue excludes associated sales and leasing revenue, most of which is contractual. As of December 31, 2014; includes affiliates. Asset Services manages buildings for investors Highly synergistic with property leasing Manages approximately 2.6 billion square feet globally2 300+ premier properties in major CBDs (approximately 450 million square feet) ASSET SERVICES Optimizing Building Operating Performance for Investors YTD Q2 $777 $825 $861 $920 $435 $507 2011 2012 2013 2014 2015

CAPITAL RAISED1 Performance-driven global real estate investment manager More than 500 institutional clients Equity to deploy: approx. $6,300 million1,2 Co-Investment: $142.1 million2 Assets under Management (AUM) overview ($ in billions) As of 6/30/2015 See slide 28 for footnotes ($ in billions) INVESTMENT MANAGEMENT Performance Across Risk/Return Spectrum Globally Q2 2015 AUM versus Q2 2014 AUM is up by $2.1 billion in local currency (USD decline driven by exchange rate impact) YTD Q2 $18.9 $32.1 $2.7 $21.8 $12.9 North America EMEA Asia Pacific Securities Global Multi-Manager $94.1 $92.0 $89.1 $90.6 $88.4 2011 2012 2013 2014 Q2 2015 $4.4 $3.5 $3.6 $3.7 $5.0 $8.6 $7.7 2011 2012 2013 2014 TTM Q2 2015

Premier clients ($ in millions) 134,500+ assignments in 2014 Euromoney Global Valuation Advisor of the Year for four consecutive years Clients include lenders, life insurance companies, special servicers and REITs overview Appraisal & Valuation Serving Clients Globally Historical revenue YTD Q2 $365 $385 $414 $461 $199 $236 2011 2012 2013 2014 2015

overview Recent transactions Subaru Toronto-Dominion Bank Intel Lebanon, IN Toronto, Canada Beijing, China 715,000 SF 231,000 SF 96,000 SF Advise occupiers and investors in formulating and executing leasing strategies Tailored service delivery by property type and industry/market specialization Strategic insight and high-level execution driving significant market share gains #1 global market position – $108.0 billion lease transactions in 2014 Office: $73.9 billion Retail: $18.1 billion Industrial: $12.9 billion Other: $ 3.1 billion LEASING Strategic Advisory and Execution ($ in millions) Historical revenue YTD Q2 $1,909 $1,911 $2,052 $2,369 $971 $1,057 2011 2012 2013 2014 2015

Canada Spain Australia Fortis Properties Merlin Properties DEXUS Property $430 Million $1.98 Billion $488 Million Property Sale Property Acquisition Property Acquisition Recent transactions Strategic advisor (sellers and buyers) in commercial real estate #1 global market share, based on Real Capital Analytics 190 basis point advantage over #2 firm for TTM Q2 2015 #1 global market position – $176.9 billion sales transactions in 2014 Office: $62.9 billion Multi-family: $35.7 billion Retail: $25.6 billion Industrial: $24.4 billion Other: $28.3 billion overview Historical revenue Property Sales Insight and Execution Across Markets & Property Types ($ in millions) YTD Q2 $955 $1,058 $1,290 $1,527 $602 $722 2011 2012 2013 2014 2015

EMEA Colorado United States ASR Dutch Prime Retail Fund Bell Partners NorthStar HealthCare Income $267 Million $190.5 Million $410 Million Acquisition Financing Equity Capital Raise Acquisition Financing $640 Million Portfolio Sale Activity includes loan originations, loan sales and affiliates. As measured in dollar value loaned. Recent transactions Leading strategic advisor for debt and structured finance solutions Highly synergistic with property sales Key services: Loan origination / debt placement Portfolio loan sales Loan servicing via JV with GE Capital $33.8 billion of global mortgage activity in 20141 #1 in commercial loan origination with government agencies2 $8.7 billion in 2014 overview Historical revenue Commercial mortgage services Premier Debt and Structured Finance Solutions ($ in millions) YTD Q2 $229 $300 $312 $376 $153 $220 2011 2012 2013 2014 2015

500 W. 2nd Street/Northshore The Boardwalk McMillan The Brickyard Austin, TX Mixed-Use Newport Beach, CA Office Washington, DC Healthcare Los Angeles, CA Industrial 2 Projects in process/pipeline1 overview Recent projects Premier brand in U.S. development 65+ year record of excellence Partner with leading institutional capital sources $131.8 million of co-investment at the end of Q2 2015 $14.5 million of recourse debt to CBRE and CBRE repayment guarantees at the end of Q2 2015 Development Services Premier Brand in U.S. ($ in billions) 3 See slide 28 for footnotes 4.9 4.2 4.9 5.4 6.0 1.2 2.1 1.5 4.0 3.7 2011 2012 2013 2014 Q2 2015 In Process Pipeline

Non-Gaap financial measures The following measures are considered “non-GAAP financial measures” under SEC guidelines: (i) Fee revenue (ii) Net income attributable to CBRE Group, Inc., as adjusted (which we also refer to as “adjusted net income”) (iii) Diluted income per share attributable to CBRE Group, Inc. shareholders, as adjusted (which we also refer to as “adjusted earnings per share” or “adjusted EPS”) (iv) EBITDA and EBITDA, as adjusted (the latter of which we also refer to as “Normalized EBITDA”) None of these measures is a recognized measurement under U.S. generally accepted accounting principles, or U.S. GAAP, and when analyzing our operating performance, readers should use them in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Because not all companies use identical calculations, our presentation of these measures may not be comparable to similarly titled measures of other companies. Our management generally uses these non-GAAP financial measures to evaluate operating performance and for other discretionary purposes, and the Company believes that these measures provide a more complete understanding of ongoing operations, enhance comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they eliminate the impact of selected charges that may obscure trends in the underlying performance of our business. The Company further uses certain of these measures, and believes that they are useful to investors, for purposes described below. With respect to fee revenue: The Company believes that investors may find this measure useful to analyze the financial performance of our Global Workplace Solutions (formerly Global Corporate Services or GCS) and Asset Services business lines and our business generally because it excludes costs reimbursable by clients and, as such, provides greater visibility into the underlying performance of our business. With respect to adjusted net income, adjusted EPS, EBITDA and Normalized EBITDA: The Company believes that investors may find these measures useful in evaluating our operating performance compared to that of other companies in our industry because their calculations generally eliminate the accounting effects of acquisitions, which would include impairment charges of goodwill and intangibles created from acquisitions, and—in the case of EBITDA and Normalized EBITDA—the effects of financings, income taxes and the accounting effects of capital spending. All of these measures may vary for different companies for reasons unrelated to overall operating performance. In the case of EBITDA and Normalized EBITDA, these measures are not intended to be measures of free cash flow for our management’s discretionary use because they do not consider cash requirements such as tax and debt service payments. The EBITDA and Normalized EBITDA measures calculated herein may also differ from the amounts calculated under similarly titled definitions in our credit facilities and debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments. The Company also uses Normalized EBITDA and adjusted EPS as significant components when measuring our operating performance under our employee incentive compensation programs.

Twelve Months Ended ($ in millions) June 30, 2015 December 31, 2003 Normalized EBITDA $ 1,255.1 $ 183.2 Adjustments: Carried interest incentive compensation expense 1 19.1 - Integration and other costs related to acquisitions 8.0 13.6 Cost containment expenses - 36.8 EBITDA 1,228.0 132.8 Add: Interest income 7.2 3.8 Less: Depreciation and amortization 277.1 92.8 Interest expense 107.9 71.3 Write-off of financing costs 25.8 - Loss on extinguishment of debt - 13.5 Provision for (benefit of) income taxes 295.1 (6.3) Net income (loss) attributable to CBRE Group, Inc. $ 529.3 $ (34.7) Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss) Carried interest incentive compensation is related to funds that began recording carried interest expense for the first time in Q2 2013 and beyond.

Six Months Ended June 30, ($ in millions, except per share amounts) 2015 2014 Net income attributable to CBRE Group, Inc. $ 218.0 $ 173.1 Amortization expense related to certain intangible assets attributable to acquisitions, net of tax 21.9 25.5 Integration and other costs related to acquisitions, net of tax 4.9 - Write-off of financing costs, net of tax 1.6 - Carried-interest incentive compensation, net of tax 1 (0.4) 2.5 Adjusted net income attributable to CBRE Group, Inc. 246.0 201.1 Adjusted diluted income per share attributable to CBRE Group, Inc. $ 0.73 $ 0.60 Weighted average shares outstanding for diluted income per share 335,926,626 333,634,342 Reconciliation of Net Income to adjusted Net Income and adjusted earnings per share Carried interest incentive compensation is related to funds that began recording carried interest expense for the first time in Q2 2013 and beyond.

RECONCILIATION OF GROSS REVENUE TO FEE REVENUE

($ in millions)	Twelve Months Ended December 31, 2014 Pro-forma[1,2]	2006
Consolidated revenue	$ 12,457	$ 4,032
Less:		
Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients	3,714	1,378
Consolidated fee revenue	$ 8,743	$ 3,742

	2014 Pro-Forma [1,2]
Global Workplace Solutions (formerly GCS) revenue[3]	$ 6,201
Less:	
Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients	3,251
Global Workplace Solutions (formerly GCS) fee revenue[3]	$ 2,950
AS Revenue[3]	920
Less:	
Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients	463
AS fee revenue[3]	$ 457

1. 2014 pro-forma revenue includes GWS revenue representing the trailing twelve months as of December 31, 2014 and CBRE gross revenue for the year ended December 31, 2014.
2. 2014 pro-forma fee revenue is defined as fee revenue for CBRE and GWS combined for the year ended December 31, 2014.
3. Global Workplace Solutions (formerly GCS) and Asset Services (AS) revenue excludes associated leasing and sales revenue, most of which is contractual.

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Six Months Ended June 30, ($ in millions) 2015 2014 Global Workplace Solutions (formerly GCS) revenue 1 $ 1,440.6 $ 1,327.4 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 938.5 851.4 Global Workplace Solutions (formerly GCS) fee revenue 1 $ 502.1 $ 476.0 AS revenue 1 $ 507.1 $ 434.8 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 269.1 216.1 AS fee revenue 1 $ 238.0 $ 218.7 Consolidated revenue $ 4,443.0 $ 3,987.6 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 1,207.6 1,067.5 Consolidated fee revenue $ 3,235.4 $ 2,920.1 Reconciliation of gross revenue to fee revenue Global Workplace Solutions (formerly GCS) and Asset Services (AS) revenue excludes associated leasing and sales revenue, most of which is contractual.

FOOTNOTES

NOTE: Local currency percent changes versus prior year is a non-GAAP financial measure noted on slides 6 and 12. These percent changes are calculated by comparing current year results at prior year exchange rates versus prior year results.

Slide 6

1. Normalized EBITDA excludes cost containment expenses, integration and other costs related to acquisitions and certain carried interest expense (to better match with carried interest revenue realization).
2. Adjusted EPS excludes amortization expense related to certain intangible assets attributable to acquisitions (net of tax), integration and other costs related to acquisitions (net of tax), certain carried interest expense (net of tax) and the write-off of financing costs (net of tax).

Slide 9

1. The base purchase price was $1.475 billion in cash plus approximately $36 million in estimated net adjustments for working capital and other items. Such net adjustments took into account approximately $45 million in cash acquired by CBRE in the acquisition. The purchase price is subject to post-closing adjustments as outlined in the purchase agreement for the transaction. Deal costs are excluded from the purchase price.
2. Multiple based on GWS adjusted EBITDA as calculated by GWS (when owned by Johnson Controls) and using GWS's methodologies (when owned by Johnson Controls).

Slide 10

1. Other includes Development Services (1% in both 2006 and 2014 combined) and Other (1% in both 2006 and 2014 combined). "Combined" means CBRE and GWS combined for the year ended December 31, 2014.
2. Capital Markets includes Sales (33% in 2006 and 18% in 2014 combined) and Commercial Mortgage Services (4% in both 2006 and 2014 combined).
3. Contractual Revenues include GCS and Asset Services (7% in 2006 and 39% in 2014 combined; excludes associated sales and lease revenues, most of which are contractual), Global Investment Management (6% in 2006 and 5% in 2014 combined), and Appraisal & Valuation (8% in 2006 and 5% in 2014 combined).
4. "Combined total fee revenue" is defined as fee revenue for CBRE and GWS combined for the year ended December 31, 2014. "Fee Revenue" comprises gross revenue less client reimbursed costs largely associated with our employees who are dedicated to client facilities and subcontracted vendor work on behalf of our clients.
5. Contractual plus leasing revenues are 64% of 2006 GAAP revenue and 84% of 2014 CBRE-GWS combined calendar year GAAP revenue.

Slide 11

1. Global Workplace Solutions (formerly Global Corporate Services) and Asset Services revenue exclude associated leasing and sales revenue, most of which is contractual.
2. GWS revenue represents trailing twelve months as of December 31, 2014 (when owned by Johnson Controls) while CBRE revenue is for calendar year 2014.
3. "Combined total fee revenue" is defined as fee revenue for CBRE and GWS (when owned by Johnson Controls) combined for the year ended December 31, 2014. "Fee Revenue" comprises gross revenue less client reimbursed costs largely associated with our employees who are dedicated to client facilities and subcontracted vendor work for clients.

Slide 12

1. Global Workplace Solutions (formerly Global Corporate Services) and Asset Services revenue exclude associated leasing and sales revenue, most of which is contractual.
2. Fee revenue excludes both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients.

Slide 17

1. Excludes global securities business.
2. As of June 30, 2015.

Slide 22

1. As of December 31 for each year presented.
2. In Process figures include Long-Term Operating Assets (LTOA) of $0.2 billion for Q2 2015, $0.3 billion for Q4 2014, $0.9 billion for Q4 2013, $1.2 billion for Q4 2012 and $1.5 billion for Q4 2011. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition.
3. Pipeline deals are those projects we are pursuing which we believe have a greater than 50% chance of closing or where land has been acquired and the projected construction start is more than twelve months out.

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